UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2018 (September 6, 2018)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3400 Cumberland Boulevard Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3400 Cumberland Boulevard Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Effective September 6, 2018, Will Stengel has separated employment with HD Supply as Senior Vice President, President and Chief Executive Officer, HD Supply Facilities Maintenance, but has agreed to remain employed in a temporary capacity through October 1, 2018 to assist in transitioning his responsibilities. Mr. Stengel’s compensation in connection with his separation has not been determined at this time. The Company will file an amendment to this Current Report on Form 8-K disclosing such information when it has been determined.

Effective September 6, 2018, HD Supply Holdings, Inc. and HD Supply, Inc. (collectively, the “Company”) appointed Bradley Paulsen, age 43, as President, HD Supply Facilities Maintenance. Brad joined HD Supply in November 2015 as Vice President, Process Improvement and quickly assumed additional responsibilities as the Vice President, Merchandising and Global Sourcing. Brad brings more than 15 years of relevant commercial and operational leadership experience to HD Supply. He joined the Company from The Home Depot (2006-2015), where he was Divisional Merchandising Manager — Global Sourcing and Product Development and had held several roles of increasing responsibilities, including Senior Merchant of the Hand Tool and Tool Storage categories. Prior to The Home Depot, he held leadership roles at Toys “R” Us, Reynolds & Reynolds and the United States Army. Brad earned his MBA from Vanderbilt University Owen Graduate School of Management and BS in Economics from the United States Military Academy at West Point.

Effective with his appointment, Mr. Paulsen will receive an annual base salary of $400,000, will participate in the Company’s Annual Incentive Plan for Executive Officers with a target opportunity of 75% of base salary, and will receive a $200,000 promotional equity grant in November 2018. He will also be eligible to receive employee benefits and periodic long-term incentive awards that are generally available to employees of the Company at comparable levels. Pursuant to the Company’s current practice, in the event of involuntary termination without cause and contingent upon execution of a release, non-competition and non-solicitation agreement, Mr. Paulsen would receive up to 24 months of base pay continuation. Additionally, Mr. Paulsen has entered into the Company’s standard form of change in control agreement, filed as Exhibit 10.47 to the Company’s annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 14, 2017.

There are no family relationships between Mr. Paulsen and any officer or director of the Company. There are no actual or proposed transactions between Mr. Paulsen or any of his immediate family members and the Company that would require disclosure under Item 404(a) of Regulation S-K in connection with his appointment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2018	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2018	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary